Operating Leases	12 Months Ended
Dec. 31, 2020
Leases, Operating [Abstract]
Operating Leases
Note 9 — Operating Leases
The Company accounts for leases in accordance with ASC 840, Leases. The Company enters into leases in the normal course of business primarily for office space, manufacturing facilities and certain company vehicles and equipment and finance leases for certain company equipment. The Company is obligated under non-cancellable
lease agreements for certain facilities, which frequently include renewal options and escalation clauses. For leases that contain predetermined fixed escalations, we recognize the related rent expense on a straight-line basis and record the difference between the recognized rent expense and amounts payable under the lease as Deferred Rent. The Company includes lease extension and termination options in the lease term if, after considering relevant economic factors, it is reasonably certain the Company will exercise the option. The Company’s leases have remaining lease terms ranging from 2 to 7 years.
The Company determines if an arrangement is a lease at inception. Operating leases are off balance sheet arrangements with rent expense included in Cost of revenue and Selling, general and administrative in the Consolidated Statements of Comprehensive Loss. Future noncancelable operating lease commitments are as follows (in thousands):

Year ended	Total
2021	$2,585
2022	2,179
2023	1,834
2024	1,030
2025	589
Thereafter	465

Total lease payments	$8,682
Rental expense was approximately $1,536 and $795 for the years ended December 31, 2020 and 2019, respectively. As of December 31, 2020, and 2019, deferred rent amounted to approximately $48 and $35, respectively, and was included in Other noncurrent liabilities.